Fees Summary	Feb. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 43,125,000.00
Previously Paid Amount	5,178.75
Total Fee Amount	5,955.57
Total Offset Amount	0.00
Net Fee	$ 776.82